Exhibit 99.1

KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Textainer Group Holdings Limited (the “Company”)
Wells Fargo Securities, LLC
(together, the “Specified Parties”)

Re: Textainer Marine Containers VII Limited, Series 2020-2 - Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “TMCL_2020-2_DataTape vF.xlsb” (the “Data File”), provided to us on August 18, 2020, containing certain information related to 253,767 containers (the “Containers”) as of July 31, 2020, which we were informed are intended to be included as collateral in the offering by Textainer Marine Containers VII Limited, Series 2020-2. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that Net Book Value (“NBV”) percentage and Manufacture Date were within 3.0% and 30 days, respectively.

•	The term “Cutoff Date” means July 31, 2020.

•
The term “Sources” means the following information provided by the Company: Invoices, Purchase Agreements, Acceptance Certificates, Inspection Certificates, Lease Agreements (Term Lease, Commercial Terms and Conditions Agreement, Lease Schedule, Addendum, or Amendment), screenshots from the Company’s fixed asset management system or billing and tracking system, electronic mail correspondence from the Company listing the depreciation life and residual value by Equipment Type (the “Depreciation Schedule”), electronic mail correspondence from the Company summarizing lease details related to certain Sample Containers (“Lease Summary”), electronic mail correspondence from the Company confirming the first or last container pick-up date on the leases related to certain Sample Containers (the “First Pick-up Date” or “Last Pick-up Date,” respectively), and documents containing discount rate for each Sample Container subject to Lease Type “PR” (the “Discount Rates”).

A.
The Company instructed us to select a random sample of 50 Containers (the “Sample Containers”) from the Data File. A listing of the Sample Containers is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Containers we were instructed to randomly select from the Data File.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the
KPMG network of independent member firms affiliated with KPMG International
Cooperative (“KPMG International”), a Swiss entity.

B.
For each Sample Container, we compared or recomputed the attributes listed below to or using the corresponding information contained in the Sources. The Specified Parties indicated that the absence of any of the Sources, or the inability to agree the indicated information from the Data File to the Sources, utilizing instructions provided by the Company, as applicable, for each of the attributes identified constituted an exception. The Sources are listed in the order of priority until such attribute was agreed.

Attributes	Sources / Company’s Instructions

Container Unit ID	Invoice, Purchase Agreement

New/Used	Invoice or Purchase Agreement. We were instructed by the Company to consider a Sample Container to be “New” if an Invoice was available, and “Used” if a Purchase Agreement was available.

Original Equipment Cost (“OEC”)	Screenshot from the Company’s fixed asset management system.

Net Book Value (“NBV”)
For each Sample Container subject to Lease Type “MS” or “TR,” recompute NBV using the straight-line depreciation method based on OEC and the first leased date stated in the Data File, and the Depreciation Schedule.

For Sample Containers #4 and #5, the Company informed us that they were initially managed by the Company on behalf of a third party, and subsequently repurchased by the Company, and therefore, were depreciated from the acquisition date. The Company instructed us to use the acquisition date stated in screenshot from the Company’s fixed asset management system (versus the first leased date stated in the Data File) to recompute NBV.

For each Sample Container subject to Lease Type “PR,” recompute NBV as the present value of the Buyout Amount stated in the Data File and remaining monthly lease payments as of the Cutoff Date, using the Discount Rate. The Company instructed us to recompute the remaining monthly lease payments based on the Lease Rate and the Lease Expiration Date stated in the Data File.

Manufacture Date	Date of the Acceptance Certificate or Inspection Certificate

Age_Months	Recompute as the difference between the Manufacture Date stated in the Data File and the Cutoff Date, rounded up to the nearest number of months.

Equipment Type	Invoice, Purchase Agreement, and instructions provided by the Company regarding acceptable Equipment Type descriptions listed in Exhibit B

Lessee’s Name	Lease Agreement

Attributes	Sources / Company’s Instructions

Lease Type
Lease Agreement. The Company instructed us to consider the Lease to be:

- a finance lease (Lease Type “PR”) if the Lease Agreement included a purchase option at the end of the lease term with a purchase price lower than the then depreciated value of the Sample Container;

- a term lease (Lease Type “TR”) if the Lease Agreement required a minimum on-hire term of one year or greater and did not include a purchase option at the end of the lease term with a purchase price lower than the then depreciated value of the Sample Container;

- a master lease (Lease Type “MS”) if the Lease Agreement did not require a minimum on-hire term;

For Sample Container #17, the Lease Agreement required a minimum on- hire term of 364 days with an automatic annual extension, and the Lease Type stated in the Data File was “TR.” The Company informed us that the Sample Container was considered to be a term lease based on the annual automatic extension. This was not considered an exception.

Lease Rate
Lease Agreement

For Sample Containers for which the Lease Agreement required a payment of damage protection plan (“DPP”), the Company instructed us to recompute Lease Rate by subtracting the DPP amount stated in a screenshot from the Company’s billing and tracking system from the Lease Rate stated in the Lease Agreement.

For Sample Container #31, the Lease Agreement required that the Lessor bear the cost of affixing and removing the Lessee’s logo on the Containers. The Company informed us that it administered this cost the same way as DPP amounts. The Company instructed us to recompute Lease Rate by subtracting the DPP amount stated in a screenshot from the Company’s billing and tracking system from the Lease Rate stated in the Lease Agreement.

Lease Start Date
Lease Agreement

The Company instructed us to compare the Lease Start Date stated in the Data File to the 1st day of the calendar month of the Effective Date of the Lease Agreement or start date of the Base Term stated in the Lease Agreement, or the date after the Build-up Period, or the Deemed On-hire Date stated in the Lease Agreement.

If the Lease Agreement required a Base Term starting from the Container’s pick-up date and all Containers had been picked up, compare the Lease Start Date to the 1st day of the calendar month following the Last Pick-up Date.

If the Lease Agreement required a Base Term starting from the average or last pick-up date of all Containers and not all Containers had been picked up, compare the Lease Start Date to the 1st day of the calendar month of the First Pick-up Date.

Attributes	Sources / Company’s Instructions

For Sample Container #1, the Lease Agreement required the Base Term starting on September 1, 2019. The Lease Start Date stated on the Data File was October 1, 2019. The Company informed us that they determined the Lease Start Date as the 1st day of the calendar month following the receipt of the Lease Agreement. We observed that the Lease Agreement was signed on September 3, 2019. This was not considered an exception.

For Sample Container #17, the Lease Agreement stated an Effective Date of July 1, 2014. The Lease Start Date stated in the Data File was October 1, 2014. The Company informed us that they determined the Lease Start Date as the date after the Build-up Period, and that the Build- up Period started on the 1st day of the calendar month when the Lease Summary was received. We observed that the Lease Summary was received in June 2014, and stated that the Build-up Period was four months. As such, the Lease Start Date was October 1, 2014. This was not considered an exception.

Lease Expiration Date
Lease Agreement

The Company instructed us to compare the Lease Expiration Date to the last date of the Base Term stated in the Lease Agreement, or the date prior to the first day of the Build-down Period stated in the Lease Agreement. If such date was not available, recompute Lease Expiration Date by adding the Base Term or Minimum Term stated in the Lease Agreement to the Lease Start Date.

If the Lease Agreement required a Minimum Term based on a certain number of months of the Sample Container’s manufacture age, recompute Lease Expiration Date by adding such Minimum Term to the Sample Container’s Manufacture Date stated in the Data File.

If the Base Term or Minimum Term for the Sample Container was completed or not required in the Lease Agreement, and the Lease Agreement allowed for an automatic extension every year, compare the Lease Expiration Date to the anniversary of the expiration date stated in the Lease Agreement following the Cut-off Date.

Buyout Amount (applicable only for Sample Containers subject to Lease Type “PR”)	Lease Agreement

The information regarding the Sample Containers was found to be in agreement with the respective information stated in the Sources, except as listed in Exhibit C.

C.
For each Sample Container we observed an “OL” or “DI” status in the screenshot from the Company’s billing and tracking system or the presence of a signed Lease Agreement. We make no representation regarding the authenticity of the signature(s) on the Lease Agreement.

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information included in the Data File, the Sources, and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Containers, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Sources which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the acquisition or leasing of the Containers to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Containers being securitized, (iii) the compliance of the lessor of the Containers with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Containers that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (NRSRO).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, California
August 31, 2020

Exhibit A

The Sample Containers

Sample Container Number	Container ID	Sample Container Number	Container ID
1	HJLU136682	26	TEMU922361
2	LMCU124472	27	TEMU961018
3	MSDU790119	28	TEXU003398
4	OCGU810292	29	TGBU216800
5	TEMU021711	30	TGBU241020
6	TEMU070623	31	TGBU274249
7	TEMU105624	32	TGBU509499
8	TEMU166919	33	TGBU546844
9	TEMU187716	34	TGBU547143
10	TEMU358611	35	TGBU595449
11	TEMU546007	36	TGBU642095
12	TEMU607001	37	TGBU652188
13	TEMU762382	38	TGBU654506
14	TEMU762432	39	TGBU661058
15	TEMU763829	40	TGBU674852
16	TEMU768249	41	TGBU678312
17	TEMU782361	42	TGBU686197
18	TEMU786953	43	TGBU687532
19	TEMU795330	44	TGBU691964
20	TEMU810069	45	TGBU698851
21	TEMU812511	46	TGBU709817
22	TEMU817197	47	TGBU710334
23	TEMU842646	48	TGBU716267
24	TEMU842721	49	TGHU630751
25	TEMU843774	50	TGHU634125

A-1

Exhibit B

Acceptable Equipment Type Descriptions provided by the Company

Equipment Type	Acceptable Description

2S	20GP 20'X8'X8'6" ISO 1CC DRY VAN CONTAINER 20X8X8'6 DRY CARGO CONTAINER 20'x8'x8'6" Steel Dry Cargo Container 20'X8'X8'6" DRY VAN CONTAINER

4H	40' HC 40'X8'X9'6" STEEL DRY CARGO CONTAINER 40'x8'x9'6" DRY CARGO CONTAINERS 40X8X9'6 ISO IAAA DRY VAN CONTAINER 40’X8’x9’6” Dry Van Containers 40’HC Dry Container 40FT DryHC

4Y	40' HC REEFER CONTAINER

2L	20' *8' *8'6 Flatrack Container

B-1

Exhibit C

Exception List

Sample Container Number	Container ID	Attribute	Per Data File	Per Source
17	TEMU782361	Lease Expiration Date	6/30/2019	6/30/2021

C-1